To our members,

We ended the first half of the year with markets up due to low interest rates and a healthy U.S. economy. GDP growth in the first quarter came in nicely at 3.1%. This was the highest first-quarter growth rate since 2015.

When you read this you will have seen that since the end of June, the market has not performed nearly as well. American Funds, one of the investment companies offered as an option with the WoodmenLife
Variable Annuity, states that the Fed and other major central banks around the world dont want to raise interest rates, and may actually be looking at lowering rates. Why? Economic growth abroad is slowing in both Europe and China, as they struggle with a deteriorating trade environment. As Mark Twain might have put it; Rumors about the death of low interest rates were greatly exaggerated. Even after the Fed hiked short-term rates four times last year, they remain low by historical standards. And, if anything, the Fed appears ready to cut rates as a counterbalance to late- cycle conditions in the U.S. and worsening global trade tensions. Lower rates are generally supportive of corporate earnings growth, which could help out stocks the rest of the year.

There are some things you can control and others you cannot. One thing you can control is working with your Financial Representative to create a portfoliothat matches your time horizon, risk tolerance, risk capacity, and your own personal financial goals.

If you are sensitive to stock market declines, consider reallocating your portfolio to plan your holdings that can produce regular income. A balanced strategy with both growth and income will typically have less volatility and lower downside potential.

With a long-term focus, your WoodmenLife Variable Annuity should remain a solid part of your investment plan for retirement. Account values change daily, but portfolios built with prudent asset allocation and diversification have a much better chance to withstand the ups and downs of the market.

We always are available to answer questions and provide assistance. You can reach our Customer Contact Center at 1-877-664-3332, Monday through Friday, 8 a.m. to 4:30 p.m. CT.

Sincerely,
Tim Buderus
President & CEO
Woodmen Financial Services, Inc.